Exhibit 10.39

THE GYMBOREE CORPORATION COMMON
STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement (this “Agreement”) is made and entered into as of May __, 2000, by and between The Gymboree Corporation, a Delaware corporation (the “Company”), and _____________(“Investor”).

     1.  AGREEMENT TO PURCHASE AND SELL STOCK.

(a) Authorization. The Company’s Board of Directors will, prior to the Closing, authorize the issuance, pursuant to the terms and conditions of this Agreement, of shares of Common Stock, in an amount equal to the number of Purchased Shares (as defined in Section 1(b)).

(b) Agreement to Purchase and Sell Securities. The Company hereby agrees to issue to the Investor at the Closing (as defined below), and the Investor hereby agrees to acquire from the Company at the Closing, ___________ shares of Common Stock (collectively, the “Purchased Shares”) at a purchase price of Two Dollars Ninety-Seven Cents ($2.97) per share (the “Purchase Price”).

     2. CLOSING. The purchase and sale of the Purchased Shares shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California, at 10:00 a.m. California time, within three (3) business days after the conditions set forth in Sections 5 and 6 have been satisfied, or at such other time and place as the Company and the Investor mutually agree upon (which time and place are referred to in this Agreement as the “Closing”). At the Closing, the Company will deliver to each Investor the certificate representing the Purchased Shares against delivery to the Company by the Investor of the Purchase Price in cash paid by wire transfer of funds to the Company. Closing documents may be delivered by facsimile with original signature pages sent by overnight courier. The date of the Closing is referred to herein as the Closing Date.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that the statements in this Section 3 are true and correct, except as set forth in the SEC Documents (as defined below):

(a) Organization Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to (a) carry on its business as presently conducted, and (b) enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the business, operations, financial condition, results of operations, assets or liabilities of the applicable party and its subsidiaries, taken as a whole.

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(b) Due Authorization. All corporate actions on the part of the Company necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the authorization, issuance, reservation for issuance and delivery of all of the Purchased Shares being sold under this Agreement, and this Agreement constitutes, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (a) as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies and (b) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

(c) Valid Issuance of Stock.

(i) Valid Issuance. The shares of Common Stock to be issued pursuant to this Agreement, will be, upon payment therefor by the Investor in accordance with this Agreement, duly authorized, validly issued, fully paid and non-assessable.

(ii) Compliance with Securities Laws. Assuming the correctness of the representations made by the Investor in Section 4 hereof, the Purchased Shares will be issued to the Investor in compliance with applicable exemptions from (i) the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”) and (ii) the registration and qualification requirements of all applicable securities laws of the states of the United States.

(d) Compliance with Law and Charter Documents. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, both as amended. The Company has complied in all respects and is in compliance with all applicable statutes, laws, rules, regulations and orders of the United States of America and all states thereof, foreign countries and other governmental bodies and agencies having jurisdiction over the Company’s business or properties, except for any instance of non-compliance that has not had, and would not reasonably be expected to have, a Material Adverse Effect.

(e) SEC Documents.

(1) Reports. The Company has furnished to the Investor prior to the date hereof copies of its Annual Report on Form 10-K for the fiscal year ended January 29, 2000 (“Form 10-K ”), and all other registration statements, reports and proxy statements filed by the Company with the Securities and Exchange Commission (“SEC”) on or after January 29, 2000 (the Form 10-K and such registration statements, reports and proxy statements are collectively referred to herein as the “SEC Documents”). Each of the SEC Documents, as of the respective date thereof (or if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), did not, and each of the registration statements, reports and proxy statements filed by the Company with the SEC after the date hereof and prior to the Closing will not, as of the date thereof (or if amended or superseded by a filing after the date of this Agreement, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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(2) Financial Statements. The Company has provided the Investor with copies of its audited financial statements (the “Audited Financial Statements”) for the fiscal year ended January 29, 2000 (the “Balance Sheet Date”). Since the Balance Sheet Date, the Company has duly filed with the SEC all registration statements, reports and proxy statements required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Securities Act. The audited financial statements of the Company included in the SEC Documents filed prior to the date hereof fairly present, in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis, the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended.

(f) Full Disclosure. The information contained in this Agreement and the SEC Documents with respect to the business, operations, assets, results of operations and financial condition of the Company, and the transactions contemplated by this Agreement, are true and complete in all material respects and do not omit to state any material fact or facts necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE INVESTOR. The Investor hereby represents and warrants to the Company, and agrees that:

(a) Authorization. The execution of this Agreement has been duly authorized by all necessary legal action on the part of the Investor. This Agreement constitutes the Investor’s legal, valid and binding obligations, enforceable in accordance with their terms, except (a) as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’rights generally and (ii) the effect of rules of law governing the availability of equitable remedies and (b) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder. The Investor has full corporate power and authority to enter into this Agreement.

(b) Purchase for Own Account. The Purchased Shares are being acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares.

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(c) Investment Experience. The Investor understands that the purchase of the Purchased Shares involves substantial risk. The Investor has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Purchased Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Purchased Shares and protecting its own interests in connection with this investment.

(d) Accredited Investor Status. The Investor is an “accredited investor”within the meaning of Regulation D promulgated under the Securities Act.

(e) Restricted Securities. The Investor understands that the Purchased Shares to be purchased by the Investor hereunder are characterized as “restricted securities”under the Securities Act, inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act and understands that, except as provided in the Investor Rights Agreement (as defined in section 5(f) hereof), the Company is under no obligation to register any of the securities sold hereunder.

(f) Legends. The Investor agree that the certificates for the Purchased Shares shall bear the following legend:

“The securities represented by this certificate have not been registered under the Securities Act of 1933 or with any state securities commission, and may not be transferred or disposed of by the holder in the absence of a registration statement which is effective under the Securities Act of 1933 and applicable state laws and rules, or, unless, immediately prior to the time set for transfer, such transfer may be effected without violation of the Securities Act of 1933 and other applicable state laws and rules.”

In addition, the Investor agree that the Company may place stop transfer orders with its transfer agents with respect to such certificates. The appropriate portion of the legend and the stop transfer orders will be removed promptly upon delivery to the Company of such satisfactory evidence as reasonably may be required by the Company that such legend or stop orders are not required to ensure compliance with the Securities Act.

(g) Finder’s Fee. Each Investor neither is nor will be obligated for any finder’s or broker’s fee or commission in connection with this transaction.

(h) Market Stand-Off. The Investor hereby agrees that from the date of the Closing to the date that is six (6) months after the Closing, the Investor shall not, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any of the Purchased Shares. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Purchased Shares of the Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

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     5.  CONDITIONS TO THE INVESTOR’S OBLIGATIONS AT CLOSING. The obligations of the Investor under Sections l and 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

(a) Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date of the Closing, except as set forth in the SEC Documents, with the same effect as though such representations and warranties had been made as of the Closing.

(b) Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

(c) Securities Exemptions. The offer and sale of the Purchased Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor, and the Investor shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

(e) Nasdaq Requirements. All requirements of the Nasdaq National Market in connection with the transactions contemplated by this Agreement shall have been complied with by the Company.

(f) Investor Rights Agreement. The Company will have executed and delivered the Investor Rights Agreement substantially in the form attached to this Agreement as Exhibit A (the “Investor Rights Agreement”).

     6.  CONDITIONS TO THE COMPANY’S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

(a) Representations and Warranties True. The representations and warranties of the Investor contained in Section 4 shall be true and correct in all material respects on and as of the date hereof and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

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(b) Performance. The Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

(c) Securities Exemptions. The offer and sale of the Purchased Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

(d) Payment of Purchase Price. The Investor shall have delivered to the Company the Purchase Price as specified in Section 1(b).

(e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto will be reasonably satisfactory in form and substance to the Company and to the Company’s legal counsel, and the Company will have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

10. MISCELLANEOUS.

(a) Successors and Assigns. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

(b) Governing Law. This Agreement will be governed by and construed under the internal laws of the State of California, without reference to principles of conflict of laws or choice of laws.

(c) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(d) Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

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(e) Notices. Any notice required or permitted under this Agreement shall be given in writing, shall be effective when received, and shall in any event be deemed received and effectively given upon personal delivery to the party to be notified or three (3) business days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or one (1) business day after deposit with a nationally recognized courier service such as Federal Express for next business day delivery under circumstances in which such service guarantees next business day delivery, or one (1) business day after facsimile with copy delivered by registered or certified mail, in any case, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as the Investor or the Company may designate by giving at least ten (10) days advance written notice pursuant to this Section 10(e).

(f) No Finder’s Fees. The Investor will indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finders’or broker’s fee for which the Investor or any of its officers, partners, employees or consultants, or representatives is responsible. The Company will indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee for which the Company or any of its officers, employees or consultants or representatives is responsible.

(g) Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 10(g) will be binding upon the Investor, the Company and their respective successors and assigns.

(h) Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

(i) Entire Agreement. This Agreement, together with the Investor Rights Agreement and all exhibits and schedules hereto and thereto constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

(j) Further Assurances. From and after the date of this Agreement upon the request of the Company or the Investor, the Company and the Investor will execute and deliver such instruments, documents or other writings, and take such other actions, as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

(k) Meaning of Include and Including. Whenever in this Agreement the word “include” or “including” is used, it shall be deemed to mean “include, without limitation” or “including, without limitation,” as the case may be, and the language following “include” or “including” shall not be deemed to set forth an exhaustive list.

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(l) Fees, Costs and Expenses. All fees, costs and expenses (including attorneys’ fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement and the Investor Rights Agreement and the consummation of the transactions contemplated hereby and thereby (including the costs associated with any filings with, or compliance with any of the requirements of, any governmental authorities), shall be the sole and exclusive responsibility of such party.

(p) Stock Splits, Dividends and other Similar Events. The provisions of this Agreement (including the number of shares of Common Stock and other securities described herein) shall be appropriately adjusted to reflect any stock split, stock dividend, reorganization or other similar event that may occur with respect to the Company after the date hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE GYMBOREE CORPORATION By: —————————————— Name: Lawrence H. Meyer Title: Chief Financial Officer

Address: 700 Airport Boulevard Burlingame, California 94010 Telephone No.: (650) 696-7500 Facsimile No.: (650) 579-1733

with copies to: Wilson Sonsini Goodrich & Rosati Attention: Jeffrey D. Saper 650 Page Mill Road Palo Alto, California 94304-1050 Telephone No.: (650) 320-4626 Facsimile No.: (650) 493-6811

INVESTOR [NAME OF INVESTOR] By: ——————————————— Name —————————————— Title ——————————————

{Signature page to The Gymboree Corporation Common Stock Purchase Agreement}